Capital management	6 Months Ended
Jun. 30, 2025
Capital Management [Abstract]
Capital management
22 Capital management
ING manages capital using the IFRS-EU equity position as a basis. ING Group’s Common Equity Tier 1 capital (CET1) ratio decreased from 13.6% at the end of December 2024 to 13.3% at the end of June 2025, mainly due to lower CET1 capital in combination with higher risk-weighted assets. CET1 capital decreased due to the EUR 2,000 million deduction from CET1 capital following the ongoing share buyback programme which was announced in May 2025. This was partly offset by the inclusion of EUR 1,565 million of net profit after dividend reserving. The impact from the implementation of Basel IV and other model updates on ING’s CET1 ratio was negligible.
ING Group’s CET1 target level of around 12.5% is 176 basis points above the prevailing CET1 ratio requirement of 10.74%.
Capital position as per 30 June 2025

ING Group capital position according to CRR III / CRD V
in EUR million	30 June 2025	31 December 2024
Shareholders’ equity [1]	49,115	50,314
- Interim profits not included in CET1 capital	-1,565	-2,152
- Other adjustments	-3,016	-2,902
Regulatory adjustments	-4,581	-5,054
Available common equity Tier 1 capital	44,534	45,260

Additional Tier 1 securities	6,127	7,965
Regulatory adjustments additional Tier 1	104	66
Available Tier 1 capital	50,765	53,291

Supplementary capital Tier 2 bonds	10,397	9,852
Regulatory adjustments Tier 2	65	50
Available Total capital	61,226	63,194

Risk weighted assets	335,804	333,708

Common equity Tier 1 ratio	13.3%	13.6%
Tier 1 ratio	15.1%	16.0%
Total capital ratio	18.2%	18.9%
[1]Shareholders' equity is determined in accordance with IFRS-EU.

Distribution policy
ING has reserved EUR 1,565 million of net profit for distribution outside of CET1 capital in the first six months of 2025. This reflects our distribution policy of a 50% pay-out ratio on resilient net profit. Resilient net profit is defined as net profit adjusted for significant items not linked to the normal course of business. No adjustments for significant items took place in 1H2025. The 50% pay-out may be in the form of cash, or a combination of cash and share repurchases, with the majority in cash. Additional distributions to be considered periodically, considering alternative opportunities, macro-economic circumstances and the outcome of our capital planning. Prerequisite for a distribution is a CET1 ratio of at least prevailing Maximum Distributable Amount (MDA) level after distribution.
Following our distribution policy, a final cash dividend over 2024 of EUR 0.71 per share was paid in May 2025. An interim dividend over the first six months of 2025 of EUR 0.35 per share will be paid on 11 August 2025 for Euronext Amsterdam and 25 August 2025 for New York Stock Exchange. For further information on dividend and other distributions, reference is made to Note ‘Dividend per share’ and Note ‘Equity’.